Securities Act Registration No. 333-67717
Investment Company Act Registration No. 811-09109

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Post-Effective Amendment No. 2

Pre-Effective Amendment No. __

and

THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 3

___________________________________________________________

Firstmark Partners (Exact Name of Registrant as Specified in Charter)
808 South 74th Plaza, Suite #113
Omaha, Nebraska 68114-4666
(Address of Principal Executive Offices)
(402) 391-3375

(Registrant’s Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801
(Name and Address of Agent for Service)

___________________________________________________________

Approximate Date of Proposed Public Offering:

It is proposed that this filing become effective (check appropriate box)

[ x ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ _ ] on (date) pursuant to paragraph (b) of Rule 485
[ _ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ _ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ _ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485
[ _ ] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[ _ ] This post-effective amendment designates a new effective date for a previously file post-effective amendment.

PROSPECTUS

Firstmark Partners
Contrarian Value Fund

808 South 74th Plaza Suite #113
Omaha, Nebraska 68114-4666
(402) 391-3375
(877) 593-8637

February 1, 2000

This Prospectus contains information you should consider before you invest in the Fund. It is designed to help you decide if this would be an appropriate investment for you. Please read this Prospectus and keep it for future reference.

It is important to note that Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the U.S. Government. As with any investment in common stocks, which may be subject to wide fluctuations in market value, you may lose money by investing in the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Fund Summary	3
What is the objective of the Fund?	3
What are th Fund's Principal Investment Strategies	3
What are the main risks of investing in the Fund?	3
Is the Fund an appropriate investment for me?	4

Performance History	4

Fund Fees and Expenses	4

Investment Objective	5

Principal Investment Strategies	5
Security Selection Criteria	5
Investment Strategy and Practices	5
What's tht difference between fundamental and technical analysis	6
Portfolio Turnover Policy	6
Non-Diversification Policy	7
Temporary Defensive Position	7

Fund Management	7
Investment Adviser	7
Portfolio Manager	8

Additional Fund Facts	8
Advisory and Administration Agreements	8

How to Buy and Sell Shares	9
Pricing of Shares	9
Purchase of Shares and Reinvestment	9
Redemption of Shares	10
Dividends and Distributions	11
Taxes	11
Retirement Plans	11
Reports to Shareholders	11

Financial Highlights	12

Other Information	13

Fund Summary

In this Prospectus, "You" means the potential investor or shareholder. "We" generally means the Contrarian Value Fund. "We" sometimes may refer to Firstock Financial Services, Inc. in their role as the Investment Advisor or other companies hired by the fund to perform services.

What is the objective of the Fund?

The Fund’s primary objective is to seek capital appreciation by investing in common stocks.

What are the Fund’s Principal Investment Strategies?

The Fund, under normal circumstances, will primarily invest in, those common stocks contained in the Standard & Poors 500 Composite Index (S&P500). The Adviser pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Adviser uses a disciplined approach to stock selection utilizing both fundamental and technical analysis to help it attempt to identify companies whose stocks are, in the opinion of the Adviser, undervalued relative to their price-earnings ratio, price-to-sales ratio, price-to-cash flow ratio, dividend yield, earnings estimates, or moving averages. Although the Advisor uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based more on technical analysis.

What are the main risks of investing in the Fund?

The two most fundamental risks associated with the Fund, are poor stock selection by the Adviser, and the risk that the value of the common stocks it holds might decrease in value. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Generally: Risks associated with the Fund’s performance will be those due to broad market declines along with business and financial risks from difficulties which occur to particular companies while in the Fund’s portfolio.

Non-Diversification: The Fund will be operated as a non-diversified investment company which means it may invest a relatively high percentage of its assets in a limited number of common stocks. As a result, the losses on a single stock will have a greater impact on the Fund’s Net Asset Value (NAV) causing the Fund’s shares to possibly fluctuate more in value than the shares of a diversified investment company.

Lack of Operating History and Experience: Firstmark Partners (and its first series, the Contrarian Value Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, Firstock Financial Services, Inc., have ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences will enable them to successfully manage the assets of the Fund in the future.

Reliance on Technical Analysis: Although the Adviser’s investment strategy utilizes both fundamental as well as technical analysis, the Adviser places greater emphasis on the use of technical analysis than it does fundamental analysis. One of the disadvantages of technical analysis is that all technical indicators rely on events that have already occurred, namely the historical prices of a security. Observing the historical price patterns of a security may offer little to no value when trying to determine the future value of that security. Past results are not an indication of future performance. There can be no assurance that the Adviser will be successful in its application of its technical analysis techniques or strategies while using them in trying to achieve the funds objective.

Is the fund an appropriate investment for me?

The Fund is suitable for long-term investors only. The fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

  your goal is capital appreciation over a 3 to 5 year period;
  you want to allocate some portion of your long-term investments to a value style investment strategy;
  you understand that your investment in this fund is not intended to be a complete investment program on its own.
  you are willing to accept the risks of investing, including the risk that share prices may rise and fall;
  you have no immediate financial requirements for this investment;
  you are not looking for current income; and
  you are willing to accept significant fluctuations in share price.

Performance History

The Fund commenced operations on February 10, 1999. Performance results have not been provided because the Fund has not yet been in existence for a full year.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Deferred Sales Charge (Load)	None
Redemption Fees	None
Exchange Fees	None

Annualized Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.25%
12b-1 Fees	None
Other Expenses*	0.50%
Total Annual Fund Operating Expenses	1.75%

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

*Fees payable under the Administration Agreement between the Fund and the Investment Adviser are fixed at 0.50% of the Fund’s average daily net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$180	$550	$950	$2060

Investment Objective

The Fund’s primary objective is to seek capital appreciation by investing in common stocks. The Fund seeks to accomplish this objective by primarily investing in a core portfolio of 20-30 common stocks which the Fund’s adviser believes to be undervalued in the marketplace. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.

Principal Investment Strategies

Security Selection Criteria

The Fund, under normal circumstances, will primarily invest in, but is not limited to, those common stocks contained in the Standard & Poors 500 Composite Index (S&P500).

In selecting investments for the Fund, the Adviser will use both fundamental and technical analysis. Although the Adviser uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based more on technical analysis.

Investment Strategy and Practices

The Adviser pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Adviser uses a disciplined approach to stock selection utilizing both fundamental and technical analysis to help it attempt to identify companies whose stocks are, in the opinion of the Adviser, undervalued relative to their price-earnings ratio, price-to-sales ratio, price-to-cash flow ratio, dividend yield, earnings estimates, or moving averages. Although the Advisor uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based more on technical analysis.

The Adviser’s assessment of a company’s stock that may be out of favor may differ from the investment approach followed by other mutual funds. To some extent, during periods of above average market volatility, the Fund may buy or sell stock or other securities seeking short term capital appreciation.

Stock selections are made in part based on the Adviser’s opinion regarding the future appreciation and sustainability of a company’s stock price. Under normal circumstances, the portfolio will consist of between 20 and 30 stocks. Generally, it is the intent of the Fund, to have each stock position represent between two and five percent of the Fund’s total net assets.

The Adviser continually reviews investment alternatives and may implement portfolio changes as more attractive investment opportunities become available. If a company’s stock price appreciates to a level that, in the opinion of the Adviser, appears not sustainable, the position is generally sold to realize the existing profits and avoid a potential price correction. If the Adviser identifies a new stock that it considers to be a better investment than a current holding, the Adviser will generally consider selling the current holding to add the new stock. The Adviser anticipates the Fund’s portfolio generally will be fully invested in common stocks.

Generally, both fundamental and technical analysis will be used by the Adviser in determining when a stock should be sold.

What’s the difference between Fundamental and Technical Analysis?

According to Barron’s Dictionary of Finance and Investment Terms:

Fundamental Analysis is defined as "analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure."

Technical Analysis is defined as "research into the demand and supply for securities and commodities based on trading volume and price studies. Technical analysts use charts or computer programs to identify and project price trends in a market, security or commodity future. Most analysis is done for short- or intermediate-term, but some technicians also predict long-term cycles based on charts and other data. Unlike FUNDAMENTAL ANALYSIS, technical analysis is not concerned with the financial position of a company."

Portfolio Turnover Policy

The Fund’s investment adviser expects to actively trade the portfolio in pursuit of the Fund’s investment objective and investments may be sold without regard to length of time the Fund has held a position when, in the opinion of the investment adviser, investment considerations warrant such action. The Adviser targets a portfolio turnover rate of 100% and does not expected to exceed 150% under normal market conditions. Turnover is computed by dividing the lesser of the Fund’s total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There are no limits on the rate of portfolio turnover. Higher portfolio turnover rates, rates in excess of 100%, and short-term trading may result in higher brokerage costs to the Fund and may result in the acceleration of net taxable capital gains to shareholders.

Non-Diversification Policy

The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. Non-diversification increases the risk that the value of the Fund could go down due to the poor performance of a single investment.

Temporary Defensive Position

When, in the judgment of the Adviser, market conditions warrant a temporary defensive posture the Fund may invest up to 100% of its assets in short-term debt securities and money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, commercial paper, certificates of deposit bank or savings and loan association interest-bearing demand accounts. The adoption of such defensive position does not constitute a change in the Fund’s investment objective. However, the Fund may not achieve its objective during such periods.

Fund Management

The business of the Fund is managed under the direction of its Board of Trustees in accordance with the Declaration of Trust of Firstmark Partners, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request.

Investment Adviser

The Trust retains Firstock Financial Services, Inc., located at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666, as its Investment Adviser. Firstock Financial Services, Inc. (the "Investment Adviser") is a Nebraska corporation founded in August 1986. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Mark H. Baumann and Jane A. Baumann. The Investment Adviser has been actively in the business of rendering investment advisory services to businesses and individuals since 1995 and is currently providing investment advisory services to over 100 businesses and individuals. The Adviser manages the portfolio of the Fund subject to policies adopted by the Trust’s Board of Trustees.

Adviser will be paid a fee of 1.25% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund’s expense ratio and increasing the yield to shareholders.

In addition to its fee for serving as the Fund’s Investment Adviser, Firstock Financial Services, Inc. will receive a fee for serving as the Fund’s administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser has retained Mutual Shareholder Services, to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Adviser will pay the Transfer Agent’s fees for these services.

Portfolio Manager

Mark H. Baumann has the direct responsibility for the overall strategic management of the Fund’s portfolio and its administration. Mr. Baumann founded Firstock Financial Service, Inc. in 1986, has served as Chairman of the Board and Chief Executive Officer since the company’s inception. Mr. Baumann is a Chartered Financial Analyst (CFA), and Certified Financial Planner (CFP) licensee. He graduated from the University of Nebraska--Lincoln in 1983 where he earned a B.S. degree in Education. From January 1989 through July 1998 Mr. Baumann was also a registered representative with Robert Thomas Securities, Inc.

Additional Fund Facts

Advisory and Administration Agreements

Under the Advisory Agreement, Firstock Financial Services, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Baumann, will have the direct responsibility of managing the composition of the Fund’s portfolio in accordance with the Fund’s investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund’s investment requirements, and (iii) pay salaries of the Fund’s employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records in accordance with all applicable federal and state laws and regulations. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser’s personnel, (c) compensation of any of the Fund’s trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund’s shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund’s books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund’s Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent’s fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

How to Buy and Sell Shares

Pricing of Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Total Net Assets - Liabilities
Net Asset Value =	-------------------------------
Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV.

The Fund's investments are valued at market value. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

Purchase of Shares and Reinvestment

The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgment of management, such termination or refusal is in the best interests of the Fund. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. You may be charged a transaction fee if you buy your Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Contrarian Value Fund, 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114. Checks should be made payable to "Contrarian Value Fund." For your convenience, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 which is due and payable three (3) business days after the purchase date. Lower minimums may be available to investors purchasing shares of the Fund through certain brokerage firms. You may be charged a transaction fee if you buy your shares through certain brokerage firms. The Fund is currently registered in California, Colorado, Florida, Iowa, Nebraska, and New York and therefore will be restricted to residents of those states at the time of purchase. There will be no solicitation out of those states of potential shareholders until registration under the Blue Sky laws of the state of residence have been met. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction. Furthermore, the Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

Subsequent Purchases: Subsequent purchases may be made by mail and are due and payable three (3) business days after the purchase date. The minimum is $500.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full and/or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

Redemption of Shares

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by a national bank or a member of the New York Stock Exchange. A notary public is not an acceptable guarantor. In some instances shareholders may also redeem shares by placing a wire redemption through a securities broker-dealer. Some broker-dealers may impose a fee on the shareholder for this service. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

The redemption price a shareholder will receive is the net asset value per share next determined after receipt by the Transfer Agent of your redemption request. Because the net asset value of the Fund’s shares will fluctuate, the proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund known as "payments in kind".

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. You may be charged a transaction fee if you sell your Fund shares through a broker or agent.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have them paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election you may call the Transfer Agent at 1-877-593-8637 or send a written notification to The Contrarian Value Fund, c/o Mutual Shareholder Services, 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income. Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

You may realize a gain or loss when redeem shares of the Fund. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Retirement Plans

Generally, shares of the Fund may be purchased directly by existing retirement plans, including IRAs, 401(k)s, Keogh Plans, or Qualified Pension and Profit Sharing Plans which allow for such investment. At this time the Fund has have made no provisions for interested and eligible individuals to establish any such plans or accounts directly with the Fund.

Reports to Shareholders

The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unaudited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Financial Highlights

The Financial highlights table is intended to help you understand the Funds’ financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on a investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited. The Fund’s audited financial statements, will be included in the Fund’s annual report, when it is filed, which is available upon request and will be incorporated by reference in the Statement of Additional Information.

Selected data for a share outstanding throughout the period: 2/10/99 to 7/31/99

NET ASSET VALUE - BEGINNING OF PERIOD:	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	$ .12
Net Gains or Losses on Securities (realized and unrealized)	$ .12
Total from Investment Operations	$ .24

DISTRIBUTIONS:
Dividends (from net investment income)	$ .00
Distributions (from capital gains)	$ .00
Total Distributions	$ .00

NET ASSET VALUE - END OF PERIOD	$10.24

TOTAL RETURN	2.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (Thousands)	$746
Ratio of Expenses to Average Net Assets *	1.72%
Ratio of Net Income to Average Net Assets *	3.01%
Portfolio Turnover Rate *	158.21%

* Annualized

Other Information

Board of Trustees
Mark H. Baumann
Jane A. Baumann
John R. Wingender Jr.
Robin R. Richardson
Gary L. Teel

Investment Adviser
Firstock Financial Services, Inc.
808 South 74th Plaza, Suite #113
Omaha, Nebraska, 68114-4666

Independent Auditors
McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Custodian
Fifth Third Bank
Fifth Third Center
Cincinnati, Ohio 45263

Legal Counsel
Berkshire & Blunk
1010 South 120th , Suite 220
Omaha, Nebraska 68154

Transfer Agent and Dividend Paying Agent
Mutual Shareholder Services
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114

The SAI contains additional information about the Fund. Additional information about the Fund’s investments is contained in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted on the cover page of this Prospectus. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free number on the cover page of this Prospectus.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The Fund’s 1940 Act File Number is 811-09109

Firstmark Partners
Contrarian Value Fund

808 South 74th Plaza Suite #113
Omaha, Nebraska 68114-4666
(402) 391-3375 (216) 687-1000

Part B

Statement of Additional Information

February 1, 2000

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s current prospectus dated February 1, 2000. To obtain the Prospectus, please write the Fund or call either of the telephone numbers that are shown above.

Table of Contents
The Fund	3

Description of the Fund and its Investment Risks	3
Security Selection Criteria	3
Investment Strategy and Practices	4
Risk Factors	5
Definitions of Fundamental and Technical Analysis	5
Non-Diversification Policy	5
Investment Restrictions	5
Temporary Defensive Position	6
Repurchase Agreements	6
Portfolio Turnover Policy	7

Management of the Fund	7
Board of Trustees	7
Remuneration of Officers and Trustees	8
Principal Security Holders	8

Investment Advisory and Other Services	8
Investment Adviser	8
Advisory Fee	9
Fund Administration	9
Advisory and Administration Agreements	9
Transfer Agent	10
Custodian	11
Auditors	11

Brokerage Allocation and Transactions	11

Organization and Capital Structure	12

Purchase, Redemption and Pricing of Shares	12
Pricing of Shares	12
Purchase of Shares and Reinvestment	12
Redemption of Shares	13
Redemptions in Kind	14
Tax Status	14
Performance Information	15

Financial Statements	16

The Fund

Contrarian Value Fund (the "Fund") is a non-diversified series of Firstmark Partners (the "Trust"), an open-end management investment company. The Trust was organized on November 12, 1998 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust’s registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust’s principal executive office at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666.

Description of the Fund and its Investments and Risks

Security Selection Criteria

The Fund, under normal circumstances, will primarily invest in, but is not limited to, those common stocks contained in the Standard & Poors 500 Composite Index (S&P500). The index generally tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities. This index is dynamic and changes over time. The inclusion of stocks in the index and the publication of the index itself are services of the Standard & Poors Corporation.

In selecting investments for the Fund, the Adviser will use both fundamental and technical analysis in its analysis of possible securities to be considered for purchase. Although the Adviser uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based more on technical analysis.

Investment Strategy And Practices

The Adviser pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Adviser uses a disciplined approach to stock selection utilizing both fundamental and technical analysis to help it attempt to identify companies whose stocks are, in the opinion of the Adviser, undervalued relative to their price-earnings ratio, price-to-sales ratio, price-to-cash flow ratio, dividend yield, earnings estimates, or moving averages. Although the Advisor uses both fundamental and technical analysis in determining what stocks to buy, the decision of when to buy a stock is based more on technical analysis.

Stock selections are made in part based on the Adviser’s opinion regarding the future appreciation and sustainability of a company’s stock price. Under normal circumstances, the portfolio will consist of between 20 and 30 stocks. Generally, it is the intent of the Fund, to have each stock position represent between four and five percent of the Fund’s total net assets at the time of purchase.

The Adviser continually reviews investment alternatives and may implement portfolio changes as more attractive investment opportunities become available. If a company’s stock price appreciates to a level that, in the opinion of the Adviser, appears not sustainable, the position is generally sold to realize the existing profits and avoid a potential price correction. If the Adviser identifies a new stock that it considers to be a better investment than a current holding, the Adviser will generally consider selling the current holding to add the new stock. The Adviser anticipates the Fund’s portfolio generally will be fully invested in common stocks. However, the fund may reduce its commitment to common stocks when in the opinion of the Adviser, investment considerations warrant such action.

Under normal circumstances, technical analysis is the primary methodology used by the Adviser in determining when a stock should be sold. However, once a position has, in the opinion of the Adviser, appreciated substantially, the Adviser may, under normal circumstances, place a "sell stop" order, at the discretion of the Adviser, somewhere below the current market price of the stock as a way of protecting the gain already in the position. Should the value of the stock continue to appreciate, the "sell stop" may by raised accordingly at the discretion of the Adviser. Any position that has declined 10% from its original purchase price is re-examined and may be considered as a potential sale candidate.

Risk Factors

The two most fundamental risks associated with the Fund, are poor stock selection by the Adviser, and the risk that the value of the common stocks it holds might decrease in value. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Generally: Risks associated with the Fund’s performance will be those due to broad market declines along with business and financial risks from difficulties which occur to particular companies while in the Fund’s portfolio.

Non-Diversification: The Fund will be operated as a non-diversified investment company which means it may invest a relatively high percentage of its assets in a limited number of common stocks. As a result, the losses on a single stock will have a greater impact on the Fund’s Net Asset Value (NAV) causing the Fund’s shares to possibly fluctuate more in value than the shares of a diversified investment company. The policy of the fund, as stated above, is therefore one of selective investments rather than broad diversification. The fund is not intended to be a complete investment program on its own.

Lack of Operating History and Experience: Firstmark Partners (and its first series, the Contrarian Value Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, Firstock Financial Services, Inc., have ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences will enable them to successfully manage the assets of the Fund in the future.

Reliance on Technical Analysis: Although the Adviser’s investment strategy utilizes both fundamental as well as technical analysis, the Adviser places greater emphasis on the use of technical analysis than it does fundamental analysis. One of the disadvantages of technical analysis is that all technical indicators rely on events that have already occurred, namely the historical prices of a security. Observing the historical price patterns of a security may offer little to no value when trying to determine the future value of that security. Past results are not an indication of future performance. There can be no assurance that the Adviser will be successful in its application of its technical analysis techniques or strategies while using them in trying to achieve the funds objective.

Definitions of Fundamental and Technical Analysis

According to Barron’s Dictionary of Finance and Investment Terms:

Fundamental Analysis is defined as "analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure."

Technical Analysis is defined as "research into the demand and supply for securities and commodities based on trading volume and price studies. Technical analysts use charts or computer programs to identify and project price trends in a market, security or commodity future. Most analysis is done for short- or intermediate-term, but some technicians also predict long-term cycles based on charts and other data. Unlike FUNDAMENTAL ANALYSIS, technical analysis is not concerned with the financial position of a company."

Non-Diversification Policy

The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single business, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund’s total assets at the time any borrowing is made. While the Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund’s shareholders or by purchases with no more than 10% of the Fund’s assets in the open market involving only customary broker’s commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h) Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j) Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years’ continuous operation, including the operations of any predecessor.

(m) Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry.

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks: U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. Bank Obligations: The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Temporary Defensive Position

When, in the judgment of the Adviser, market conditions warrant a temporary defensive posture the Fund may invest up to 100% of its assets in short-term debt securities and money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, commercial paper, certificates of deposit bank or savings and loan association interest-bearing demand accounts. The adoption of such defensive position does not constitute a change in the Fund’s investment objective. However, the Fund may not achieve its objective during such periods.

Repurchase Agreements

The Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and commits to sell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements offer a means of generation income from excess cash the Fund might otherwise hold un invested. Repurchase agreements carry certain risks not associated with direct investments in securities. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt.

Portfolio Turnover Policy

The annual rate of portfolio turnover for the Fund is unknown since the fund has no operating history and therefore no actual portfolio turnover rate presently exists. The Fund’s investment adviser expects to actively trade the portfolio in pursuit of the Fund’s investment objective and investments may be sold without regard to length of time the Fund has held a position when, in the opinion of the investment adviser, investment considerations warrant such action. The Adviser targets a portfolio turnover rate of 100% and does not expect to exceed 150% under normal market conditions. Turnover is computed by dividing the lesser of the Fund’s total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There are no limits on the rate of portfolio turnover. Higher portfolio turnover rates, rates in excess of 100%, and short-term trading may result in higher brokerage costs to the Fund and may result in the acceleration of net taxable capital gains to shareholders.

Management of the Fund

Board of Trustees

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Firstmark Partners, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund’s purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers together with their principal occupations during the past five years are as follows:

Name and Address	Position	Principal Occupation Past 5 Years

*Mark H. Baumann	Trustee	Chairman & CEO
2525 S. 48th Street	President & Treasurer	Firstock Financial Services, Inc
Omaha, NE 68106	of the Trust	Registered Representative
Age: 43		Robert Thomas Securities, Inc.

*Jane A. Baumann	Trustee	Registered Nurse
2525 S. 48th Street	Secretary of the Trust	Nebraska Health Systems
Omaha, NE 68106
Age: 41

Gary L. Teel	Trustee	Retired
8305 Parker Court
Omaha, NE 68114
Age: 62

John R. Wingender, Jr., Ph.D.	Trustee	Professor of Finance
2121 La Platte Road		Creighton University
Bellevue, NE 68123
Age: 49

Robin R. Richardson	Trustee	Accountant, CPA
12512 Burt Street		Richardson & Associates P.C.
Omaha, Nebraska 68154
Age: 51

*Trustees of the Fund who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser. Mark H. Baumann and Jane A. Baumann are husband and wife.

Remuneration of Officers and Trustees

The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees. The Fund will reimburse those officers and trustees not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties.

Name and Address	Position	Total Compensation from Fund
Mark H. Baumann	Trustee/President/Treas	$0
Jane A. Baumann	Trustee/Secretary	$0
Gary L. Teel	Trustee	$0
John R. Wingender, Jr., Ph.D.	Trustee	$0
Robin R. Richardson	Trustee	$0

Principal Security Holders

As of November 1, 1999, the following persons owned of record 5% or more of the shares of the Fund: National Investors Services Corp., 55 Water Street, 32nd Floor, New York, NY-- 100%. Mark H. Baumann, a Trustee and officer of the Trust, is known to the Fund to be the beneficial owner of 14.68% of the 100% share of record held by National Investors Services Corp.

Investment Advisory and Other Services

Investment Adviser

The Trust retains Firstock Financial Services, Inc., located at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666, as its Investment Adviser. Firstock Financial Services, Inc. (the "Investment Adviser") is a Nebraska corporation founded in August 1986. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Mark H. Baumann and Jane A. Baumann. The Investment Adviser has been actively in the business of rendering investment advisory services to businesses and individuals since 1995 and is currently providing investment advisory services to over 100 businesses and individuals. The Adviser manages the portfolio of the Fund subject to policies adopted by the Trust’s Board of Trustees.

Mark H. Baumann has the direct responsibility for the overall strategic management of the Fund’s portfolio and its administration. Mr. Baumann founded Firstock Financial Service, Inc. in 1986, has served as Chairman of the Board and Chief Executive Officer since the company’s inception. Mr. Baumann is a Chartered Financial Analyst (CFA), and Certified Financial Planner (CFP) licensee. He graduated from the University of Nebraska--Lincoln in 1983 where he earned a B.S. degree in Education. From January 1989 through July 1998 Mr. Baumann was also a registered representative with Robert Thomas Securities, Inc. Jane A. Baumann, a registered nurse with Nebraska Health Systems, is not actively involved in the business of the Adviser. Both Mark and Jane Baumann serve as Trustees to the Fund.

Advisory Fee

The Fund will be managed by Firstock Financial Services, Inc. The Investment Adviser will be paid a fee of 1.25% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund’s expense ratio and increasing the yield to shareholders.

Fund Administration

In addition to its fee for serving as the Fund’s Investment Adviser, Firstock Financial Services, Inc. will receive a fee for serving as the Fund’s administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Investment Adviser has retained Mutual Shareholder Services, to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Investment Adviser will pay the Transfer Agent’s fees for these services.

Advisory and Administration Agreements

On November 20, 1998 the shareholders of the Fund and the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Firstock Financial Services, Inc. The Advisory Agreement and the Administration Agreement are effective through the end of the Fund’s first fiscal year. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund’s Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined by the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Firstock Financial Services, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Baumann, will have the direct responsibility of managing the composition of the Fund’s portfolio in accordance with the Fund’s investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund’s investment requirements, and (iii) pay salaries of the Fund’s employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records in accordance with all applicable federal and state laws and regulations. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser’s personnel, (c) compensation of any of the Fund’s trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund’s shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund’s books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund’s Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent’s fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Agreement and the Administration Agreement are terminable on 60 days’ written notice, without penalty, by a vote of a majority of the Fund’s outstanding shares or by vote of a majority of the Fund’s entire Board of Trustees, or by the Investment Adviser on 60 days’ written notice, and automatically terminates in the event of its assignment.

Transfer Agent

Mutual Shareholder Services, (MSS), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114, an Ohio corporation, is retained by the Investment Adviser to maintain the records of each shareholder’s account, process purchases and redemptions of the Fund’s shares and act as dividend and distribution disbursing agent. MSS also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable MSS to perform its duties. For the performance of these services, the Investment Adviser will pay MSS a fee which will vary with the number of States in which the Fund elects to do business; a fee for transfer agency and shareholder services at the annual rate per shareholder account of the Fund (subject to a minimum fee); and a monthly fee for accounting and pricing services which will vary according to the Fund’s average net assets during such month (subject to a minimum fee). All shareholder inquiries should be directed to MSS at the above address, or you may telephone toll free (800) 446-2987.

Custodian

The Custodian acts as the depository for the Fund, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties. The Investment Adviser has retained Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263 as Custodian of the Fund’s assets.

Auditors

McCurdy & Associates CPA’s, Inc., independent certified public accountants, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as the auditor of the Fund. McCurdy & Associates CPA’s, Inc. have no direct or indirect financial interest in the Fund or the Adviser.

Brokerage Allocation and Transactions

The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other broker-dealers in connection with comparable transactions. The Fund requires all broker-dealers to effect transactions in portfolio securities in such a manner as to get prompt and reliable execution of the orders at the most favorable price. The Adviser will use its best judgment in determining which broker-dealers can provide the best net price and execution. The Adviser may select broker-dealers who, in addition to meeting the primary requirements of execution and price, may also make available shares of the Fund, execute transactions for other accounts advised by the Adviser, or offer electronic interface services, provided they have the execution capability and that their commission rates are comparable to those of other broker-dealers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.

Neither the Investment Adviser nor any affiliated person thereof will directly participate in commissions paid by the Fund to brokers or dealers.

The Investment Adviser is specifically authorized to select brokers or dealers who may also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercise investment discretion. Research services may include supplemental research, securities and economic analyses, statistical and/or quotation services. The research services and other information furnished by brokers or dealers whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.

Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating its brokerage business. The Board of Trustees will evaluate and review semiannually the reasonableness of brokerage commissions paid by the Fund.

Organization and Capital Structure

The Trust was organized on November 12, 1998 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Contrarian Value Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

Purchase, Redemption and Pricing of Shares

Pricing of Shares

The net asset value of the Fund’s shares is determined as of the close of business of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m. Eastern time); Monday through Friday exclusive of Washington’s Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year’s Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

Purchase of Shares and Reinvestment

The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgment of management, such termination or refusal is in the best interests of the Fund. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificated securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. You may be charged a transaction fee if you buy your Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Contrarian Value Fund, 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114. Checks should be made payable to "Contrarian Value Fund." For the convenience of investors, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 which is due and payable three (3) business days after the purchase date. Lower minimums may be available to investors purchasing shares of the Fund through certain brokerage firms. You may be charged a transaction fee if you buy your Fund shares through certain brokerage firms. The Fund anticipates initially registering in California, Colorado, Florida, Iowa, Nebraska, and New York and therefore will be restricted to residents of those states at the time of purchase. There will be no solicitation out of those states of potential shareholders until registration under the Blue Sky laws of the state of residence have been met. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction. Furthermore, the Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

Subsequent Purchases: Subsequent purchases may be made by mail and are due and payable three (3) business days after the purchase date. The minimum is $500.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full and/or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

Redemption of Shares

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by a national bank or a member of the New York Stock Exchange. A notary public is not an acceptable guarantor. In some instances shareholders may also redeem shares by placing a wire redemption through a securities broker-dealer. Some broker-dealers may impose a fee on the shareholder for this service. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

The redemption price a shareholder will receive is the net asset value per share next determined after receipt by the Transfer Agent of your redemption request. Because the net asset value of the Fund’s shares will fluctuate, the proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund known as "payments in kind".

The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. You may be charged a transaction fee if you sell your Fund shares through a broker or agent.

Redemptions In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

Tax Status

Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as

amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund’s income must be derived from dividends, interest, and gains from securities transactions. No more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund’s Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

Performance Information

The Fund’s total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund’s returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

P (1+T) n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund’s existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks incurred in the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total return as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth herein) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Small Company Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund’s portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Financial Statements

The financial statements and independent auditors report required to be included in the Statement of Additional Information are incorporated herein by reference to the and are incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 of February 10, 1999 which contains the audited financial statement of the Trust, dated February 8, 1999. The financial statements for the period ending July 31, 1999 are also incorporated by reference to the Trust’s unaudited Semi-Annual Report to shareholders for the period ending July 31, 1999.

FORM N-1A

Part C - Other Information

Item 23. Financial Statements and Exhibits

(a) Financial Statements

Financial statements are presented in Part B. These include:

Independent Auditor’s Report dated February 8, 1999
Statement of Assets and Liabilities as of February 8, 1999
Notes to Statement of Assets and Liabilities as of February 8, 1999

and are incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1

(b) Exhibits - All exhibits believed to be applicable to this filing include:

Exhibit No. Description

10.10 Certificate of Trust of Firstmark Partners

10.20 Declaration of Trust of Firstmark Partners Table of Contents

10.21 Declaration of Trust of Firstmark Partners

20.10 Certificate of Consent of the Trustees of Firstmark Partners

30.10 Investment Advisory Agreement

30.20 Administration Agreement

40.10 Reimbursement Agreement

50.10 Transfer Agent Agreement

50.20 Accounting Services Agreement

60.10 Custody Agreement

70.10 Legal Opinion and Consent of Counsel

80.10 Consent of Independent Auditors

and are incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1

Item 24. Control Persons

Not Applicable.

Item 25. Indemnification

Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of Firstmark Partners (the "Trust") (Exhibit 10.21) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Investment Advisory and Administration Agreement under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item 26. Activities of Investment Adviser

Firstock Financial Services, Inc. activity at the present time is performance on its Investment Advisory Contract and Administration Agreement currently effective with Firstmark Partners. Mark H. Baumann has the principal occupation of, owner, officer and director of Firstock Financial Services, Inc.

Item 27. Principal Underwriter

The Fund acts as its own underwriter.

Item 28. Location of Accounts and Records

All fund records are held at the Trust’s principal executive offices at 808 South 74th Plaza Suite #113, Omaha, Nebraska 68114-4666 except (1) records held and maintained by Fifth Third Bank relating to its function as custodian; (2) records held and maintained by Mutual Shareholder Service, relating to its function as fund accountant, administrator and transfer agent.

Item 29. Management Services

Not Applicable

Item 30. Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of (the Securities Act) and the Investment Company Act, the Fund (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act) and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha and State of Nebraska, on the 31st day of January, 2000.

Firstmark Partners

By: ___________________________

Mark H. Baumann, President

Pursuant to the requirements of the Securities Act of 1933, this registration Statement has been signed below by the following persons in the capacities and on the dates(s) indicated.

/s/ Mark H. Baumann		1/31/00
Mark H. Baumann,	Trustee; President of the Trust	Date

/s/ Jane A. Baumann		1/31/00
Jane A. Baumann	Trustee; Secretary of the Trust	Date

/s/ Gary L. Teel		1/31/00
Gary L. Teel	Trustee	Date

/s/ John R. Wingender Jr.		1/31/00
John R. Wingender Jr.	Trustee	Date

/s/ Robin R. Richardson		1/31/00
Robin R. Richardson	Trustee	Date